Accounts Receivable, Net - Schedule of Analysis of Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Receivables [Abstract]
Beginning balance	¥ 3,589	$ 516	¥ 1,408
Additions charged to bad debt expense	37,141	5,335	3,789
Reversal	(465)	(67)	(1,574)
Write off	(6,276)	(901)	(34)
Ending balance	¥ 33,989	$ 4,883	¥ 3,589